EXHIBIT 32.2

CERTIFICATION PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of ERHC Energy Inc. (the "Company") on Form 10-Q for the period ended March 31, 2006 (the "Report"), I, Franklin Ihekwoaba, Chief Financial Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ Franklin Ihekwoaba                      May 19, 2006
----------------------------
Franklin Ihekwoaba
Vice President - Finance
(Principal Accounting Officer)